7. Preferred Stock	9 Months Ended
Mar. 31, 2020
Equity [Abstract]
Preferred Stock

NOTE 7 – PREFERRED STOCK

Of the 25,000,000 shares of the Company's authorized Preferred Stock, $0.001 par value per share, 1,900,000 are designated as Series B Preferred Stock. Only one person or entity, is entitled to be designated as the owner of all of the Series B Preferred Stock (the “Holder”), in whose name the initial certificates representing the Series B Preferred Stock shall be issued. Any transfer of the Series B Preferred Stock to a different Holder must be approved in advance by the Corporation; provided, however, the Holder shall have the right to transfer the Series B Preferred Stock, or any portion thereof, to any affiliate of Holder or nominee of Holder, without the approval of the Corporation. Each share of Preferred Stock shall have one vote per share. Holder is not entitled to dividends or distributions and each share of Series B Preferred Stock shall be convertible at the rate of two Common Shares for each one B Preferred stock.

In conjunction with the APA with Troy, the company issued 1,833,000 shares of Series B Preferred Stock, the shares were valued at $0.002 or $7,532 as if they had been converted into 3,666,000 shares of common stock.

On October 9, 2019, the parties have agreed to extend the date for filing the registration statement relating to the preferred shares of the Company to be issued to the Troy shareholders and that would in turn extend the date that the shares would become free trading. This extension will be for 150 days for filing the registration statement and obtaining approval for the shares to become free trading. All the remaining terms included in the contract will remain the same.